QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Carriage Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CARRIAGE SERVICES, INC.
1900 St. James Place, 4th Floor
Houston, Texas 77056

April 20, 2004

Dear Carriage Stockholder:

        I am pleased to invite you to Carriage's Annual Meeting of Stockholders. The meeting will be held at the Courtyard on St. James Place, 1885 St. James Place, Houston, Texas 77056 on Tuesday, May 18, 2004, at 10:00 a.m., Houston time. If you cannot be present at the Annual Meeting, I ask that you participate by completing the enclosed proxy and returning it at your earliest convenience.

        At the meeting, you and the other stockholders will elect two directors to Carriage's Board of Directors and vote on certain other matters discussed in the accompanying Proxy Statement. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. I encourage you to read the enclosed Notice of Annual Meeting and Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board.

        We hope you can join us on May 18. Whether or not you can attend personally, it is important that your shares are represented at the Meeting. Please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                      Sincerely,

                      MELVIN C. PAYNE
                       Chairman of the Board,
                      President and Chief Executive Officer

CARRIAGE SERVICES, INC.
1900 St. James Place, 4th Floor
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 18, 2004

        Carriage Services, Inc. will hold its Annual Meeting of Stockholders at the Courtyard on St. James Place, 1885 St. James Place, Houston, Texas, 77056, on Tuesday, May 18, 2004, at 10:00 a.m., Houston time.

        We are holding this meeting:

  •
  To elect two Class II directors, each to serve for a three-year term expiring at the annual meeting of stockholders in 2007 and until their respective successors are elected and qualified.

  •
  To amend our 1997 Employee Stock Purchase Plan to increase the number of shares available thereunder from 1,000,000 to 2,000,000 shares.

  •
  To amend and restate our 1996 Stock Option Plan (in the form of a Second Amended and Restated 1996 Stock Incentive Plan) to authorize restricted stock grants (without increasing total share availability under the Plan).

  •
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        Your Board of Directors has selected March 24, 2004, as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders as of that date will be available for inspection at our corporate headquarters, 1900 St. James Place, 4th Floor, Houston, Texas for ten days before the meeting.

        You are cordially invited to attend the meeting. If, however, you are unable to attend the Meeting, YOU ARE REQUESTED TO SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you attend the meeting, and wish to do so, you may vote in person regardless of whether you have given your proxy. In any event, a proxy may be revoked at any time before it is exercised.

        This Proxy Statement, proxy and Carriage's 2003 Annual Report to Stockholders are being distributed on or about April 22, 2004.

                      By Order of the Board of Directors

                      Joseph Saporito
                       Senior Vice President, Chief
                      Financial Officer and Secretary

Houston, Texas
April 20, 2004

i

GENERAL INFORMATION

Q:    Who is soliciting my proxy?

A:
We—the Board of Directors of Carriage Services, Inc.—are sending you this Proxy Statement in connection with our solicitation of proxies for use at Carriage's 2004 Annual Meeting of Stockholders. Certain directors, officers and employees of Carriage, American Stock Transfer & Trust Company ("AST"), and Georgeson Shareholder Communications, Inc. ("Georgeson") also may solicit proxies on our behalf by mail, phone, fax or in person.

Q:    Who is paying for this solicitation?

A:
Carriage will pay for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Carriage also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Carriage stock. No additional fee beyond the $950 monthly fee paid to AST to act as Carriage's transfer agent, together with AST's out-of-pocket expenses, will be paid to AST. Georgeson is receiving a one-time fee of $6,500 for acting as proxy solicitor in connection with the Meeting.

Q:    What am I voting on?

A:
(1) The election of Vincent D. Foster and Mark F. Wilson to the Board of Directors as Class II directors.

(2)
An amendment to our 1997 Employee Stock Purchase Plan to increase the number of shares available thereunder from 1,000,000 to 2,000,000 shares.

(3)
An amendment and restatement of our 1996 Stock Option Plan (in the form of a Second Amended and Restated 1996 Stock Incentive Plan) to authorize restricted stock grants (without increasing total share availability under the Plan).

Q:    Who can vote?

A:
Stockholders as of the close of business on March 24, 2004 are entitled to vote at the Annual Meeting.

Q:    How do I vote?

A:
You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person—by voting in person you automatically revoke your proxy. You also may revoke your proxy at any time before the meeting by giving the Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of each of the nominees for director and FOR each of the other proposals described in this Proxy Statement.

Q:    How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote FOR each of the nominees and the other proposals.

Q:    Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Carriage and handled in a manner intended to protect your voting privacy. Your vote will not be disclosed except: (1) as needed to permit Carriage to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances, such as a proxy contest in opposition to the Board (which is not currently anticipated). Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Q:    How many shares can vote?

A:
As of the record date, March 24, 2004, Carriage had outstanding 17,702,329 shares of Common Stock. Each share of Common Stock is entitled to one (1) vote.

Q:    What happens if I withhold my vote for an individual director?

A:
Because the individual directors are elected by a plurality of the votes cast at the meeting, a withheld vote will not have an effect on the outcome of the election of an individual director.

Q:    Can I vote on other matters?

A:
Carriage's By-laws limit the matters presented at an annual meeting to those in the notice of the meeting and those otherwise properly presented before the meeting. We do not expect any other matter to come before the meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives the individuals named as proxies authority to vote your shares on such matters at their discretion.

Q:    When are stockholder proposals due for the annual stockholders meeting in 2005?

A:
To be considered for inclusion in the proxy statement for Carriage's 2005 annual meeting, a stockholder proposal must be received at Carriage's offices no later than December 1, 2004. A stockholder proposal submitted outside the processes of Rule 14a-8 of the SEC, if received by Carriage after February 15, 2005, will be considered untimely for presentation at Carriage's 2005 annual meeting of stockholders.

Q:    How do I nominate someone to be a Carriage director?

A:
A stockholder may recommend nominees for director by giving the Secretary a written notice not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. For the annual meeting in 2005, the deadline will be February 17, 2005, based upon this year's meeting occurring on May 18. The notice must include the full name, age, business and residence address, principal occupation or employment of the nominee, the number of shares of Common Stock that the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934, and the nominee's written consent to the nomination and to serve, if elected.

Q:    How can I communicate directly with a Carriage director?

A:
Stockholders and other interested parties may contact any member of our Board or Committee thereof via U.S. mail, by addressing any correspondence to the Board, the applicable Committee or any individual director by either name or title, in care of Carriage Services, Inc., 1900 St. James Place, 4th Floor, Houston, Texas 77056; Attn: Joseph Saporito, Senior Vice President and Secretary.

RECORD DATE AND VOTING SECURITIES

        Only holders of record of the Common Stock at the close of business on March 24, 2004, the record date for the Meeting, are entitled to notice of and to vote at the Meeting. On that date, Carriage had outstanding 17,702,329 shares of Common Stock, each of which is entitled to one vote.

        The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. In the absence of a quorum at the Meeting, the Meeting may be adjourned without notice other than announcement at the Meeting until a quorum shall be formed.

        With respect to the election of directors, stockholders may vote (a) in favor of all nominees, (b) to withhold votes as to all nominees, or (c) to withhold votes as to specific nominees. If a quorum is present at the Meeting, the nominees for Class II directors will be elected by a plurality vote. Votes withheld, or abstentions, will be treated as present for purposes of determining a quorum; however, because directors are elected by a plurality, votes withheld will not affect the outcome of the election. With respect to each proposal (and any other matter properly brought before the Meeting) other than the election of directors, the affirmative vote of the holders of a majority of the voting power present or represented by proxy at the Meeting will be required for approval, except as noted below in regards to the Amendment to the 1997 Employee Stock Purchase Plan and the Amendment to the 1996 Stock Option Plan. Abstentions will have the effect of a vote against any of these proposals.

        Under the rules of the New York Stock Exchange ("NYSE"), the proposal to elect directors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least fifteen days before the date of the Meeting. In contrast, the proposals to approve the Amendment of the 1997 Employee Stock Purchase Plan and the Amendment of the 1996 Stock Option Plan are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals. These so-called "broker non-votes" will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for these proposals. To satisfy the NYSE listing requirements, the total votes cast on the proposals to approve the Amendment of the 1997 Employee Stock Purchase Plan and the Amendment of the 1996 Stock Option Plan must represent over 50% of the outstanding Common Stock entitled to vote.

        All properly signed Proxies received prior to the Meeting will be voted in accordance with the choices specified. If no choice has been specified in the Proxy, the shares will be voted in favor of all proposals described in this Proxy Statement and in the discretion of the persons named in the Proxy in connection with any other business that may properly come before the Meeting. A stockholder giving a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary an instrument revoking it, by signing and delivering to the Secretary a Proxy bearing a later date, or by voting in person at the Meeting after giving notice to the Chairman of the Meeting of the stockholder's intention to vote in person notwithstanding the fact that the stockholder previously delivered a Proxy.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of March 24, 2004, the number of shares beneficially owned and percent of the Common Stock held by: (i) each director and director nominee of Carriage, (ii) the Chief Executive Officer, (iii) the other executive officers named in the Summary Compensation Table set forth under "Executive Compensation" below, and (iv) all current executive officers and directors of Carriage as a group. Under the rules of the Securities and Exchange Commission ("SEC"), a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights or options. Each person named in the table below has sole voting and investment power with respect to the shares indicated, except as otherwise stated in the notes to the table.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Common Stock
Melvin C. Payne	1,207,344	6.5%
Joe R. Davis	24,421	*
Stuart W. Stedman(2)	450,942	2.4%
Ronald A Erickson(3)	69,000	*
Mark F. Wilson(4)	503,621	2.7%
Greg M. Brudnicki	291,451	1.6%
Vincent D. Foster	85,406	*
Joseph Saporito	100,000	*
James J. Benard	85,292	*
George J. Klug	53,874	*
Jay D. Dodds	170,469	*
Mark Groeneman	98,547	*
All directors and executive officers as a group (12 persons)	3,140,367	16.9%

*
Indicates less than one percent.

(1)
The ownership of shares of Common Stock shown in the table includes shares which may be acquired within 60 days upon exercise of outstanding stock options granted under our stock option plans by each of the persons and groups, as follows: Mr. Payne—300,000 shares granted on 12-22-00, and 60,000 shares granted on 2-11-02; Mr. Stedman—50,000 shares granted on 12-22-00, 6,000 shares granted on 5-7-02, and 6,000 shares granted on 5-13-03; Mr. Erickson—50,000 shares granted on 12-22-00, 6,000 shares granted on 5-7-02, and 6,000 shares granted on 5-13-03; Mr. Wilson—50,000 shares granted on 12-22-00, 6,000 shares granted on 5-7-02, and 6,000 shares granted on 5-13-03; Mr. Brudnicki—50,000 shares granted on 12-22-00, 6,000 shares granted on 5-7-02, and 6,000 shares granted on 5-13-03; Mr. Foster—5,000 shares vested (100% of one-third) out of 15,000 granted on 11-4-99, 50,000 shares granted on 12-22-00, 6,000 shares granted on 5-7-02, and 6,000 shares granted on 5-13-03; Mr. Benard—7,124 shares granted on 6-9-00, 11,250 shares vested (75%) out of 15,000 granted on 12-22-00, and 25,000 shares granted on 2-11-02; Mr. Dodds—26,212 shares granted on 6-9-00, 50,000 shares granted on 12-22-00, and 20,000 shares granted on 2-11-02; Mr. Groeneman—35,000 shares granted on 12-22-00, and 15,000 shares granted on 2-11-02; and Mr. Klug—7,500 shares vested (50%) out of 15,000 granted on 7-27-01, and 20,000 shares granted on 2-11-02.

(2)
Mr. Stedman's holdings include:
  •
  33,998 shares of Common Stock which are held by the Betty Ann Stedman Trust, of which Mr. Stedman is a trustee;
  •
  1,425 shares of Common Stock which are held by the Betty Ann West Stedman Descendants Trust, of which Mr. Stedman is a trustee;
  •
  12,982 shares of Common Stock which are held by the Wesley West Descendants Trust, of which Mr. Stedman is a trustee;
  •
  4,847 shares of Common Stock which are held by the Courtney Lynn Meagher Trust, of which Mr. Stedman is a trustee;
  •
  3,369 shares of Common Stock which are held by the Evan Everett Meagher 1989 Trust, of which Mr. Stedman is a trustee;

    •
    172,708 shares of Common Stock which are held by the Stedman West Family Partnership Ltd. (formerly Wesley West Long Term Partnership), a partnership of which Mr. Stedman serves as the manager of the general partner;
    •
    43,550 shares of Common Stock which are held by the Wesley West Flexible Partnership, a partnership of which Mr. Stedman serves as the managing partner.
    •
    28,500 shares of Common Stock which are held by the Neva and Wesley West Foundation, of which Mr. Stedman is trustee;
    •
    2,150 shares of Common Stock which are held by the Lynn Stedman Meagher Children's 1997 Trust, of which Mr. Stedman is trustee;
    •
    5,605 shares of Common Stock which are held by the Wesley West Stedman 1987 Trust f/b/o Mr. Stedman's minor son;
    •
    3,425 shares of Common Stock which are held by the Stuart W. Stedman, Jr. 1996 Trust
    f/b/o Mr. Stedman's minor son; and
    •
    2,150 shares of Common Stock which are held by the Stuart W. Stedman Children's 1997 Trust f/b/o Mr. Stedman's children.

(3)
Mr. Erickson's holdings consist of 7,000 shares of Common Stock held by Mr. Erickson's son, David S. Erickson.

(4)
Mr. Wilson's holdings include 378,363 shares of Common Stock held by the Mark F. Wilson and Anne Pedersen Wilson Living Trust; 31,629 shares of Common Stock held by the Wilson Trust B U/A/D 9/9/77 by Francis Wilson; and 31,629 shares of Common Stock held by the Wilson Trust C U/A/D 9/9/77 by Francis Wilson.

Stock Ownership of Certain Beneficial Owners

        As of March 24, 2004, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of the outstanding Common Stock, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, other than directors and executive officers whose beneficial ownership is described in the above table.

Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock
Dimensional Fund Advisors, Inc.(1) 1299 Ocean Ave., 11th. Floor Santa Monica, CA 90401	1,112,650	6.0%
William D. Witter, Inc.(2) 153 E. 53rd St., 51st Fl. New York, NY 10022	1,034,100	5.6%

Total	2,146,750	11.6%

(1)
Based solely on schedule 13G filed with the SEC on February 6, 2004.
(2)
Based solely on schedule 13G filed with the SEC on March 26, 2004.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Carriage currently has six directors on its Board that each serve staggered three-year terms. At the Meeting, you and the other stockholders will elect two individuals to serve as Class II directors for a new three-year term expiring at the 2007 annual meeting and until their successors are duly elected and qualified. The two current Class II directors whose terms are expiring at the Meeting are Vincent D. Foster and Greg M. Brudnicki. Upon recommendation of the Corporate Governance Committee, the Board of Directors has nominated Mr. Foster for re-election at the Meeting to serve for a new three-year term. In the place of Mr. Brudnicki, the Board of Directors (also upon the Corporate Governance Committee's recommendation) has nominated Mark F. Wilson as the other Class II director for consideration at the 2004 Meeting. As explained under "Certain Transactions" on page 10 of this Proxy Statement, we agreed to place Mr. Wilson's name in nomination for election at the upcoming Meeting. Proxies may be voted for two directors. Biography descriptions for Messrs. Foster and Wilson are set forth below.

        We recommend that you vote "FOR" the election of each nominee listed in Proposal No. 1 as a Class II Director. The individuals named as proxies will vote the enclosed proxy "FOR" the election of all nominees unless you direct them to withhold your votes for one or more of the nominees.

        You may not cumulate your votes in the election of directors. The two nominees receiving the highest number of affirmative votes will be elected to the Board. You may withhold authority to vote for any or all nominees for directors. If any nominee becomes unable to serve as a director before the Meeting (or decides not to serve), the individuals named as proxies will vote FOR the remainder of the nominees and for such other nominees as we may designate as a replacement or substitute for those who become unavailable.

        The following table sets forth the names, ages and titles of the persons who have been nominated for election as Class II directors and our other current directors and executive officers.

Name	Age	Title
Nominees for Class II Directors (Term expiring at 2007 annual meeting)
Vincent D. Foster(2)(3)(4)	47	Director
Mark F. Wilson	57	Director
Existing Class II Director (Term expiring at 2004 annual meeting)
Greg M. Brudnicki	48	Director
Continuing Class III Directors (Term expiring at 2005 annual meeting)
Stuart W. Stedman(2)(3)(4)	46	Director
Ronald A. Erickson(3)(4)	67	Director
Continuing Class I Directors (Term expiring at 2006 annual meeting)
Melvin C. Payne(1)	61	Chairman of the Board, Chief Executive Officer, President and Director
Joe R. Davis(2)	61	Director
Executive Officers who are not Directors
Joseph Saporito	50	Senior Vice President, Chief Financial Officer and Secretary
James J. Benard	47	Senior Vice President of Sales & Cemetery Operations
George J. Klug	59	Senior Vice President of Information Systems and Chief Information Officer

(1)
Member of Executive Committee
(2)
Member of Compensation Committee
(3)
Member of Audit Committee
(4)
Member of Corporate Governance Committee

        Set forth below is a brief description of the business experience of the directors and executive officers of our company.

Directors (listed in same order as table set forth above)

        Vincent D. Foster became a director of Carriage in November 1999. Mr. Foster is a Senior Managing Director of Main Street Mezzanine Fund, LLC, a licensed small business investment corporation, and served as Senior Managing Director of Main Street Equity Ventures II, L.P. (and its predecessor firm), a venture capital firm, from 1997 through 2002. Mr. Foster is a director of Quanta Services, Inc., and served as its nonexecutive Chairman of the Board of Directors from February 1998 through May 2002. Mr. Foster is also a director of U.S. Concrete, Inc. From September 1988 through October 1997, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP, where he served as the director of the corporate finance practice and the mergers and acquisitions practice in the southwestern United States.

        Mark F. Wilson became a director in January 1997 when CNM merged with Carriage. Mr. Wilson served as the President of CNM from 1988 until its merger with Carriage in January 1997, when he became President of our California operations. CNM owned and operated nine Wilson & Kratzer Funeral Homes and the Rolling Hills Memorial Park Cemetery in Alameda and Contra Costa Counties, California. In connection with the CNM merger, Carriage agreed to increase the Board of Directors by one member and appoint Mr. Wilson as a director. Mr. Wilson served as Senior Vice President of Cemetery Operations for our Western Region from November 2000 until November 2001, at which time he stepped aside upon the elevation of Jim Benard to head up our Cemetery Operations, but Mr. Wilson maintained his role as President of our California operations. Mr. Wilson's term as director expired at the 2003 annual meeting, but he continued to have Board meeting visitation rights over the course of the previous year, and we agreed to place his name in nomination to the Board at this year's Meeting. See "Certain Transactions." Mr. Wilson also serves on the Board of Directors of Mechanics Bank, Richmond, California.

        Greg M. Brudnicki became a director of Carriage in November 1997 when Forest Lawn/Evergreen Management Corp. merged with a subsidiary of Carriage. Forest Lawn and its affiliate owned and operated three funeral homes and three cemeteries in Panama City and Fort Walton Beach, Florida and Dothan, Alabama. Mr. Brudnicki served as the President and Chief Executive Officer of Forest Lawn until the merger, when he became the Co-Manager of the Forest Lawn cemeteries and funeral homes operated by Carriage. In connection with the merger, Carriage agreed to increase the Board of Directors by one member and appoint Mr. Brudnicki to fill the resulting vacancy. Mr. Brudnicki served as Senior Vice President of Cemetery Operations for our Eastern Region from November 2000 until November 2001, at which time he stepped aside upon the elevation of Jim Benard to head up our Cemetery Operations, whereupon Mr. Brudnicki resumed his previous role with our operations in Northwest Florida. Mr. Brudnicki's term on our Board expires at the 2004 Meeting. Mr. Brudnicki serves as a trustee for Bay Medical Center, a non-profit hospital in Panama City, Florida; director of Peoples 1st Community Bank; and as Chairman of the Florida Board of Funeral and Cemetery Services.

        Stuart W. Stedman has been a director of Carriage since it went public in August 1996. For the past 19 years, Mr. Stedman has been President of Wesley West Interests, Inc., a management company responsible for various family holdings, including marketable securities, oil, gas and coal properties, ranch lands and urban real estate. Mr. Stedman also serves as a Manager and a member of the compensation committee of Strand Energy, L.L.C., a private exploration and production company.

        Ronald A. Erickson has been a director of Carriage since it went public in August 1996. Mr. Erickson is Chief Executive Officer of Holiday Companies, Minneapolis, Minnesota, a family business consisting primarily of convenience stores and sporting goods stores. Mr. Erickson is also a director (and member of the board's compensation committee) of Andersen Corporation, a privately held manufacturer of windows and patio doors.

        Melvin C. Payne, a management founder of Carriage, has been Chairman of the Board and Chief Executive Officer since December 1996. Prior to then, he had been the President, Chief Executive Officer and a director of Carriage since its inception in 1991. Mr. Payne resumed the additional position of President in December 2000.

        Joe R. Davis has been a director of Carriage since 2003. He has been the Chief Executive Officer and Chairman of the Board of Consolidated Graphics Inc. ("CGX") since he founded it in 1985. Mr. Davis serves on the Executive Committee of CGX's Board of Directors.

Executive Officers Who Are Not Directors

        Joseph Saporito has been Senior Vice President, Chief Financial Officer and Secretary of Carriage since September 2002. Mr. Saporito, a certified public accountant, has responsibility for the financial and administrative functions of Carriage. Prior to joining Carriage, he was a partner of Andersen Worldwide and Arthur Andersen LLP for 15 years and served as Division Head of the Houston Commercial Audit Division.

        James J. Benard has been Senior Vice President of Sales and Cemetery Operations for Carriage since November 2001. Mr. Benard joined Carriage in 1998 as a Regional Vice President of Sales. He has over 22 years of professional funeral home and cemetery experience. Prior to joining Carriage, he was affiliated with Service Corporation International in various roles for ten years. Mr. Benard is a member of the International Cemetery and Funeral Association.

        George J. Klug has been Senior Vice President and Chief Information Officer of Carriage since May 2002. Before joining Carriage in July 2001, Mr. Klug served as Vice President of Information Technology at Allright Corporation from 1997 to 2000. Prior to Allright, Mr. Klug served as Vice President of Information Technology for various retail companies, including Oshmans, Sportstown and Zaks.

Organization and Committees of the Board

        During 2003, Carriage's Board met six times and acted by unanimous written consent one time. Each of the directors attended all of the meetings of the Board. The functions of the Executive, Audit, Compensation and Corporate Governance Committees of the Board, and the number of meetings held during 2003, are described below.

        The primary function of the Executive Committee is to exercise many of the powers of the Board in between regular Board meetings, including the authorization of contracts, leases and loan documents. The Executive Committee did not meet in 2003 and did not take any action by unanimous written consent. For all of 2003, Melvin C. Payne was the sole member of the Executive Committee. The full Board has suspended all actions of the Executive Committee for so long as it has only one member and will consider reactivating the Executive Committee when additional members are appointed by the Board.

        The Compensation Committee reviews and makes recommendations to the Board concerning the compensation of Carriage's executive officers and approves grants to all officers and employees under our stock incentive plans. The Compensation Committee also administers, and makes grants of stock options under, Carriage's stock option plans. The members of the Compensation Committee are Vincent D. Foster, Chairman, Stuart W. Stedman and Joe R. Davis. In 2003, the Compensation Committee held two meetings (and all Committee members were present at each meeting) and acted by unanimous consent twice. See the report of the Compensation Committee on page 15 of this Proxy Statement.

        The Audit Committee evaluates, appoints and engages Carriage's independent auditors and reviews the plan, scope and results of the audit with the auditors and Carriage's officers. The Audit Committee also reviews with the auditors the principal accounting policies and internal accounting controls of Carriage. The members of the Audit Committee are Vincent D. Foster, Chairman, Stuart W. Stedman and Ronald A. Erickson. The Audit Committee met eight times during 2003, and each member of the Audit Committee was present at the meetings. See the report of the Audit Committee on page 21 of this Proxy Statement.

        In 2003, Carriage's Board adopted a new written charter to be the governing instrument for the Audit Committee. In 2004, the charter was amended, and a copy of the amended charter is included as Appendix A. The NYSE, upon which our Common Stock is traded, requires that each of its listed companies maintain an independent audit committee. None of the members of our Audit Committee has a relationship with Carriage that may interfere with the exercise of his independence from management or Carriage. No member of our Audit Committee is or has been in the last three years an employee of Carriage or in a business relationship with Carriage. Also, no immediate family member related to a member of our Audit Committee is an executive officer of Carriage or any of its affiliates.

        In addition to the independence standard, the NYSE requires that each member of the Audit Committee be financially literate and at least one member must have accounting or related financial management expertise. Each member of our Audit Committee is financially literate. Mr. Foster, the Committee's financial expert, is a certified public accountant with over 20 years of public accounting experience. Currently, Mr. Foster is a managing director of a small business investment corporation for which he reviews and analyzes financial statements as part of his daily functions.

        The Corporate Governance Committee reviews the structure of the full Board and makes recommendations regarding the size of the Board and the number and classification of directors. The Corporate Governance Committee also conducts a search for suitable and qualified candidates to serve as directors when the terms of office are up for election at each year's annual meeting of stockholders, and submits the names of candidates for such positions for consideration by the Board. The members of the Corporate Governance Committee are Stuart W. Stedman, Chairman, Vincent D. Foster and Ronald A. Erickson. The Corporate Governance Committee met once in 2003 (and all Committee members were present) and acted by unanimous consent once.

Corporate Governance Principles

        We have long been committed to integrity, reliability and transparency in our disclosures to the public. In early 2003, before the corporate governance listing standards of the NYSE and recently adopted regulations of the Securities and Exchange Commission (the "SEC") became effective, we adopted new charters for our Board committees, a set of corporate governance guidelines, and a code of business conduct and ethics for our directors, officers and employees, and we moved to increase the independence of our Board members. In early 2004, following the final release of the NYSE and SEC rules, we amended the committee charters and corporate governance guidelines, and all these materials as well as our code of business conduct and ethics are accessible through the Investor Relations Section of our website at http://www.carriageservices.com, or you may receive copies without charge by writing to us at Carriage Services, Inc., 1900 St. James Place, 4th Floor, Houston, Texas 77056, Attn: Investor Relations.

        Independence.    Our corporate governance guidelines require that our Board composition comply with the NYSE guidelines, including the requirement that a majority of our Board consist of independent directors within the meaning of the NYSE rules. Our Corporate Governance Committee reviewed our Board composition in early 2004 and determined that four of six of our existing directors meet the independence standard, and that this ratio will be maintained if our current nominees are elected to the Board at the upcoming Meeting. In addition, all directors serving on our Audit,

Compensation and Corporate Governance Committees satisfy these independence requirements. In accordance with our corporate governance guidelines, the independent directors routinely (at least quarterly) meet in executive session, outside of the presence of non-independent directors or other members of management, both with the independent accountants and then without anyone else present. At present, Mr. Stedman, Chairman of the Corporate Governance Committee, presides over these executive sessions, but the independent directors have agreed that the function of presiding independent director may rotate from time to time.

        Board Composition.    The Corporate Governance Committee is responsible for reviewing the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. Nominees for directorship will be selected by the Corporate Governance Committee in accordance with the policies and principles in its charter. The Corporate Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate an ability to make a meaningful contribution to the Board's oversight of our business and affairs and have a reputation for ethical conduct. Nominees for director will include individuals who, taking into account their diversity, age, skills, and experience in the context of the needs of the Board, as well as other relevant factors such as conflicts of interest and other commitments, would enhance the Board's ability to manage and direct our affairs and business. No director may serve on more than five other public company boards or on the audit committee for more than three other public companies. We have not established term limits as we do not wish to risk losing the contribution of directors who have been able to develop, over a period of time, increasing insight into our business and operations. However, we have determined that no director may be nominated to a new term if he or she would be age 75 or older at the time of the election.

        The Corporate Governance Committee identifies candidates by asking our current directors and executive officers to notify the Committee if they become aware of individuals who meet the criteria described above. The Corporate Governance Committee has the authority to engage firms that specialize in identifying director candidates, although we have not heretofore engaged such a firm. The Corporate Governance Committee will also consider candidates recommended by stockholders. Once the Corporate Governance Committee has identified a potential candidate, the Committee collects and reviews available information regarding the individual, and if the Committee determines that the candidate warrants further consideration, the Committee Chair or another Committee member will contact the person. Generally, if the individual expresses a willingness to be considered for election to the Board, the Corporate Governance Committee will request information from the candidate, review the individual's qualifications, and conduct one or more interviews with the candidate. When the Corporate Governance Committee has completed this process, it tenders its recommendation to the full Board for consideration.

        Board's Interaction With Stockholders.    Our Chief Executive Officer and other corporate officers are responsible for establishing effective communications with our stockholders. It is our policy that management speaks for Carriage. This policy does not preclude independent directors from meeting with stockholders, but where appropriate, management should be present at such meetings. Stockholders may submit communications to directors by writing in care of Carriage Services, Inc., 1900 St. James Place, 4th Floor, Houston, Texas 77056; Attn: Joseph Saporito, Senior Vice President and Secretary.

        Board and CEO Evaluation.    We have instituted an annual process for the Board and each Committee to perform self-evaluations. In addition, the Compensation Committee performs an annual evaluation of the Chief Executive Officer's performance. As part of the long-range planning, the Corporate Governance Committee is charged with considering Chief Executive Officer succession, both in the event of emergency and upon retirement.

        Business Conduct and Ethics.    Our code of business conduct and ethics requires all of our directors, officers and employees to adhere to certain basic principles to uphold our mission to be the most professional, ethical and highest quality funeral and cemetery service organization in the death care industry. Our code requires them to comply with the law, avoid conflicts of interest, compete fairly and honestly, maintain a safe and healthy work environment, and preserve company assets. We do not presently believe that there would be any occasion requiring any changes in or waivers under the code, but in the event of exceptional circumstances in which such a change or waiver becomes necessary, it would require Board approval and, where appropriate, prompt public disclosure. Our code includes specific compliance procedures and a mechanism for reporting violations through our Human Resources Department.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Carriage's directors and executive officers, and persons who own more than 10% of a registered class of Carriage's equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of Carriage. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Carriage with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to Carriage or written representations that no other reports were required, Carriage believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during 2003, except as follows: Greg M. Brudnicki and Mark F. Wilson each filed their respective Form 4 on May 23, 2003 to report a grant of stock options that occurred effective May 13, 2003.

CERTAIN TRANSACTIONS

        Greg Brudnicki and Mark Wilson are prior owners of businesses that Carriage acquired in 1997. As an incentive, we entered into arrangements with them to pay them each 10% of the amount by which the annual field level cash flow exceeds predetermined targets on certain businesses in their respective geographic region through 2007, with a final payment in 2008 equal to a multiple of six times the average of the last three years payments. The business purpose of the arrangements was to incentivise the individuals to provide Carriage with high quality acquisition targets and to have input in the competitive strategies of those businesses post-acquisition so that cash flows grow over time. The incentives earned by the two individuals totaled approximately $60,000 for 2003.

        The Company rents office space, at an annual rate of $19,000 per year through 2005, from an entity in which Greg Brudnicki has a financial interest.

        The Company was reimbursed during 2003 for the cost of personnel and office expenses totaling approximately $87,000 from an entity in which Carriage owns a minority (12%) interest and one of the entity's directors is Melvin Payne.

        In connection with the production our 2003 annual report, printing costs of approximately $20,000 were paid during 2003 to an entity in which Joe Davis is the chief executive officer. The printing services were competitively bid, and we believe the amount paid represents market cost.

        When we acquired CNM in January 1997, we agreed to nominate Mr. Wilson to our Board of Directors for so long as he and other former CNM shareholders collectively owned a certain minimum level of our Common Stock, and he served on our Board from 1997 through 2003. The Board in early 2003 discussed its desire to achieve as quickly as practicable a majority of its members who would qualify as independent, and we agreed with Mr. Wilson and the other former CNM shareholders that Mr. Wilson would not stand for re-election in 2003, so as to make room for another candidate (Mr. Davis) who could serve as an independent director. Mr. Wilson continued to have certain rights to attend regular and special meetings of the Board as a non-voting visitor and to receive certain materials available to directors. The Board further agreed that (if the minimum stock ownership threshold is still met) it would nominate Mr. Wilson as a Class II director for consideration at the 2004 annual meeting of stockholders, and we have done so as reflected in Proposal No. 1.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information regarding the compensation for the years ended December 31, 2003, 2001 and 2000, with respect to the Chief Executive Officer and the four other most highly compensated executive officers of Carriage whose total annual salary and bonus during 2003 exceeded $100,000 (collectively, the "Named Executive Officers").

	Annual Compensation								Long Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(1)	Restricted Stock Awards(2)		Securities Underlying Options(3)	All Other Compen- sation(4)
Melvin C. Payne Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$ $ $	399,808 375,000 375,000	$ $ $	190,000 200,000 187,500	— — —	$	— 277,900 —	— — 60,000	$ $ $	21,075 16,061 15,663
Joseph Saporito Senior Vice President, CFO and Secretary	2003 2002 2001	$ $	239,885 63,173 —	$ $	120,000 30,000 —	— — —		$466,000 — —	— — —	$ $ $	1,153 87 —
James J. Benard Senior Vice President-Sales & Cemetery Operations	2003 2002 2001	$ $ $	200,000 200,000 200,000	$ $ $	50,000 50,000 35,000	— — —	$	— 79,400 —	— — 25,000	$ $ $	1,316 2,710 180
George J. Klug Senior Vice President Chief Information Officer	2003 2002 2001	$ $ $	164,885 149,962 59,551	$ $	70,000 20,000 —	— — —	$	— 99,250 —	— — 35,000	$ $ $	1,013 621 218
Jay D. Dodds(5) Senior Vice President of Funeral Operations	2003 2002 2001	$ $ $	189,923 180,000 180,000	$ $ $	10,000 60,000 50,000	— — —	$	— 79,400 —	— — 20,000	$ $ $	1,012 2,601 2,309
Departed Officer Mark Groeneman(6) Senior Vice President-Human Resources	2003 2002 2001	$ $ $	159,923 150,000 150,000	$ $ $	— 45,000 35,000	— — —	$	— 79,400 —	— — 15,000	$ $ $	1,266 2,355 1,918

(1)
Excludes perquisites and other personal benefits unless the aggregate amount of such compensation exceeded the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(2)
Represents the value of Common Stock issued to the Named Executive Officer at the time of grant based upon the closing price of a share of Common Stock on the grant date. Mr. Saporito's stock grant for the 2003 year covering 100,000 shares was effective January 29, 2004, when the price was $4.66 per share. All stock grants for the 2002 year were granted effective January 9, 2003 when the price was $3.97 per share, as follows: Mr. Payne—70,000 shares; Mr. Benard—20,000 shares; Mr. Klug—25,000 shares; and Mr. Groeneman—20,000 shares.

(3)
Options granted for the 2001 year were granted in February 2002.

(4)
Each of the amounts in this column reflect contributions by Carriage to its 401(k) Plan for the executive's benefit plus payment or reimbursement of life insurance premiums where the Company was not the named beneficiary.

(5)
Mr. Dodds is an executive officer and remains an employee but was not a Named Executive Officer as of December 31, 2003 as a result of a change in duties.

(6)
Mr. Groeneman was an executive officer as of December 31, 2003 but voluntarily resigned in February 2004. See "Separation Agreement with a Departed Officer," below.

Stock Option Grants in 2003

        We have four stock incentive plans:

  •
  the 1995 Stock Incentive Plan (the "1995 Plan");

  •
  the 1996 Stock Incentive Plan (the "1996 Plan");

  •
  the 1996 Directors' Stock Option Plan (the "Directors' Plan"); and

  •
  the 1998 Stock Option Plan for Consultants (the "Consultants Plan").

        A total of 1,450,000 shares of Common Stock are reserved for issuance under the 1995 Plan, 1,300,000 shares of Common Stock are reserved for issuance under the 1996 Plan, 350,000 shares of Common Stock are reserved for issuance under the Directors' Plan, and 30,000 shares of Common Stock are reserved for issuance under the Consultants Plan. Options issued under the 1995 Plan and the 1996 Plan may be either "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Options issued under the Directors' Plan and Consultants Plan are non-qualified stock options.

        No Named Executive Officer received a grant of options to acquire shares of Common Stock during the year ended December 31, 2003.

2003 Option Exercises and Year-End Option Holdings

        The following table sets forth, with respect to the Named Executive Officers, information concerning the exercise of stock options during the year ended December 31, 2003, and the year-end value of unexercised options:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Unexercised Options Held at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Melvin C. Payne	—	—	360,000	—	$641,250	$—
Joseph Saporito	—	—	—	—	—	—
James J. Benard	—	—	43,374	3,750	$34,143	$9,422
George J. Klug	—	—	27,500	7,500	—	—
Jay D. Dodds	—	—	96,212	—	$147,250	—
Mark Groeneman	—	—	65,000	—	$125,625	—

(1)
An option is "in-the-money" if the market value of the Common Stock exceeds the exercise price of the option. The values of the options set forth in these columns are based upon the difference between the closing price of $3.70 on the NYSE on December 31, 2003 and any lesser exercise price.

Equity Compensation Plan Information

        The following table provides information about our Common Stock that may be issued under equity compensation plans as of December 31, 2003:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares Reflected in the First Column)
Equity compensation plans approved by security holders(1)	1,772,000	$3.70	717,000
Equity compensation plans not approved by security holders(2)	—	—	—

TOTAL	1,772,000	$3.70	717,000

(1)
Reflects options under our 1995 Plan, 1996 Plan, Directors' Plan and Consultants Plan, all of which have been approved by our stockholders. Does not include 152,000 shares which remain available under our 1997 Employee Stock Purchase Plan, which has also received stockholder approval (1,152,000 shares if Proposal No. 2 is approved).

(2)
Does not include arrangements with certain former owners of businesses sold to Carriage in which they may become entitled to receive payments based upon the field-level financial performance of locations within their designated geographic area, and under which they have the right to accept such payments in cash or our Common Stock. To date, all such payments have been made in cash. Also does not include fees that directors from time to time elect to receive in our Common Stock in lieu of cash. See "Compensation of Directors" below.

Separation Agreement with a Departed Officer

        On February 29, 2004, Mark Groeneman, Carriage's former Senior Vice President of Human Resources, resigned from his positions as an officer and employee of Carriage. In connection with this resignation, Carriage and Mr. Groeneman entered into a Separation Agreement and Release under which, among other things, we agreed to pay him severance from March through December 2004 at his then-current base compensation rate of $160,000 per year, and include him in our group health benefit program during that period. This Separation Agreement superseded our employment agreement with Mr. Groeneman dated September 21, 1999, except for those provisions (such as restrictive covenants and confidentiality) which by their terms survived the expiration thereof. We also agreed to accelerate the vesting of a restricted stock grant which Mr. Groeneman received in January 2003.

Compensation of Directors

        We compensate our directors through cash payments, including quarterly retainers and meeting attendance fees, and through stock options.

        Each "outside director" is entitled to an annual retainer of $20,000, payable quarterly. A director qualifies as outside if that director either is an independent director or is not an employee of our parent corporation or any subsidiary; currently, outside directors consist of Messrs. Stedman, Erickson, Foster and Davis. In addition, the Chair of the Audit Committee (who is required to be an independent director, currently Mr. Foster) receives an annual grant of 5,000 fully vested shares of our Common Stock.

        As a general rule, each outside director is entitled to $1,000 for each regular or special meeting of the full Board attended in person, and $500 if attended by phone. In addition, Audit Committee members receive $1,500 for each committee meeting held in person and $1,000 for each such meeting held by phone, except that those amounts are reduced by one-half if the committee meeting occurs on the same day as a full Board meeting. Members of the other committees receive $750 for each committee meeting held in person and $500 for each such meeting held by phone. The amounts are $1,125 and $750, respectively, for the chair of such committees, and no attendance fees are payable for these other committees for a meeting that occurs on the same day as a full Board meeting.

        Outside directors have the ability to elect to receive all or any portion of the cash retainer and attendance fees in shares of our Common Stock, based on the fair market value thereof as of the date the amount is earned. Currently, Mr. Davis receives 100% of his fees in Common Stock, Mr. Stedman receives 60% and Mr. Foster receives 50%.

        We also have the ability to issue discretionary options and restricted stock grants under the Directors' Plan. The eligibility to receive options and grants is broader than the definition of outside directors, by including all directors who are not executive officers of our parent corporation, but who may be employees ("eligible directors"). At present, eligible directors under the Directors Plan include Messrs. Stedman, Erickson, Foster, Davis and Brudnicki, and it is expected that Mr. Wilson will similarly qualify as an outside director if he is elected to the Board. Each grant under the Directors Plan must be approved by (1) at least two-thirds of all members of the entire Board, and (2) a majority of all members of the Board who are not eligible to receive options under the Directors' Plan. In addition, shares issued upon exercise of options granted under the Directors' Plan may not, without Board approval, be sold or disposed of within six months following the date of grant.

        There are an aggregate of 350,000 shares of Common Stock reserved for issuance under the Directors' Plan. In May 2003, Carriage granted to each of Messrs. Stedman, Erickson, Foster, Wilson and Brudnicki an option to purchase up to 6,000 shares of our Common Stock at an exercise price of $3.60 per share. In addition, Carriage issued to Mr. Davis a restricted stock grant for 20,000 shares upon his election to the Board in May 2003. It is anticipated that every eligible director will receive a grant of 6,000 fully vested options immediately following the 2004 annual meeting.

Employment Agreements

        Effective November 8, 1999, we entered into an employment agreement with Melvin C. Payne. The employment agreement with Mr. Payne has an initial term of approximately five years with an evergreen two-year extension continuing after the first three years of the employment agreement unless either Carriage or Mr. Payne gives 90 days notice of termination. Pursuant to this agreement, Mr. Payne is entitled to receive a base salary of not less than his current level of $400,000 per year, and a bonus to be determined on an annual basis by the Board of Directors. If Mr. Payne is terminated without cause during the term of the agreement, he will receive a monthly severance payment until the end of the term as if he had not been terminated plus a proportionate amount of the bonus earned for the year of termination. Such monthly severance payment would be equal to the average monthly amount (including salary and bonus) earned by Mr. Payne during the three calendar years prior to his termination. During the period that Mr. Payne receives the monthly severance payment, he also would be entitled to participate in any employee benefit plans or programs in which he was participating at the time of his termination. In addition, the agreement contains a covenant prohibiting Mr. Payne from competing with Carriage during the period he is receiving compensation under his agreement, provided, however, that following termination of employment, he may elect to forego certain severance payments which he would be entitled to under the employment agreement and thereafter would not be prohibited from competing with us. In addition, the agreement contains customary benefits and perquisites.

        Carriage is also a party to separate employment agreements with Joseph Saporito, James J. Benard, George J. Klug and Jay D. Dodds dated effective September 16, 2002, January 1, 2001, May 7,

2002 and November 8, 1999, respectively, providing for initial annual base salaries to them of $225,000, $200,000, $150,000 and $130,000, respectively, plus certain benefits including but not limited to eligibility for a year-end bonus based on performance, eligibility for stock option grants, and other benefits generally available to employees. Their agreements extend through September 30, 2005, December 31, 2006, December 31, 2004 and November 8, 2004, respectively, and each agreement may sooner terminate with no further obligation of Carriage for additional payments upon the death or disability of the employee or his termination from employment for cause. If the employee is terminated without cause, Carriage is obligated to continue to pay the employee his salary and provide benefits for the remainder of the contract term (in the case of Mr. Dodds) or a period of one year (in all other cases). Each such employee has agreed that for a two-year period following the termination of his employment agreement, he will not compete with Carriage or will induce any employees of Carriage to leave Carriage, with no option to elect out of the covenant. In addition, if Carriage undergoes a "Corporate Change" (as defined in our 1996 Plan) and Mr. Saporito leaves our employment, then he would be entitled to receive compensation and benefits for 12 months or until the remainder of his contract term, whichever is longer.

        In each case, the annual base salaries have been reviewed and from time to time adjusted, most recently in January 2004 to the following levels: Mr. Payne—$400,000; Mr. Saporito—$260,000; Mr. Benard—$210,000; Mr. Klug—$180,000; and Mr. Dodds—$190,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee (the "Committee") is responsible for recommending compensation arrangements for our Chief Executive Officer, approving compensation arrangements for other executive officers, making recommendations with respect to employee benefit plans, making grants under the 1995 Plan and the 1996 Plan and administering the 1997 Employee Stock Purchase Plan. Each member of the Committee is independent of Carriage within the meaning of the NYSE corporate governance guidelines.

        The goal of the Committee is to enhance performance and maximize stockholder value through, among other things, establishing appropriate executive compensation levels and incentives. The Committee believes that compensation levels should be tied to performance on both an individual and corporate level so that management will be properly motivated to achieve Carriage's annual and long term performance goals and to maximize stockholder value. Our executive compensation policies are designed to:

  •
  Allow us to attract and retain qualified executives with the leadership and other skills needed by Carriage at this stage in its development;

  •
  Provide strong incentives to achieve our annual and long term performance goals, with rewards for both individual and corporate performance; and

  •
  Solidly align the interests of management with those of the stockholders.

        Each year, the Committee considers individualized methods to implement these policy goals, which includes a review of base salary as well as consideration of annual incentives, which may consist of one or a combination of cash bonuses, stock options, restricted stock grants and other incentives. The emphasis since 2003 has been focused on cash incentives and restricted stock awards. The Compensation Committee again reviewed the compensation structure for the management team in January 2004 and authorized salary increases, cash bonuses and a restricted stock grant to the senior management team, all as further described below.

Base Salaries

        The base salaries for each of our executive officers are determined on an individual basis, taking into account such factors as the duties and levels of responsibility of the individual and compensation levels set by other companies within the industry, as well as other companies in the service sector of comparable revenue size. The Committee believes that maintaining a reasonable base salary structure is necessary to attract and retain talented executives.

        In early 2003, the Committee approved new annual base salaries following its review of 2002 performance, and the increases averaged 5.5% for the six individuals who then comprised our senior management team. In the third quarter 2003, as we began to restructure our field-level management and incentive programs, the management responsibilities in our funeral organization were also realigned, with Mr. Payne assuming leadership of funeral operations and Mr. Dodds focusing his efforts on the Western Region. Mr. Benard has accepted the additional role of leading the preneed funeral activities. With the departure in February 2004 of Mr. Groeneman, whose functions have been reallocated among Carriage's corporate staff, the senior management team presently consists of Messrs. Payne, Saporito, Benard and Klug. Given the realignment, the performance of our company as a whole in 2003 and each executive officer's individual performance, the Committee approved base salary increases in early 2004 averaging 4.5% for the senior management team.

Bonuses for Named Executive Officers for 2003

        As part of the performance review process described above, the Committee evaluated the appropriate levels of bonuses which should be considered for each executive officer. The approach in January 2004 was essentially the same as in early 2003. The previous year's performance for each individual and his area of responsibility was measured against the goals set for that executive at the beginning of the year, and then the Committee approved cash bonuses to the individuals as a percentage of base salary based upon how the Committee felt those objectives had been achieved. The Committee approved cash bonuses averaging 43% of the executives' 2003 base salary level, and these are reflected in the Summary Compensation Table.

Restricted Stock Bonus Award for 2003

        We have been deemphasizing the use of stock options as a means of incentivizing our executive officers, and consequently no options were issued to them in 2003 or 2004. Instead, we are focusing on increasing the ownership in Carriage through restricted stock awards, and in 2003 we awarded a total of 160,000 shares to five of the six executive officers. As a general rule, restricted stock awards are subject to a vesting schedule and remain subject to forfeiture if the executive leaves before shares are vested. As part of the annual review process in early 2004, the Committee elected not to issue across-the-board restricted shares, given the grants made in early 2003, but the Committee did authorize the grant of 100,000 restricted shares to Mr. Saporito. We felt this individualized grant was appropriate given that Mr. Saporito did not receive any options when he joined us in September 2002, he was not included in the group that received restricted stock grants in January 2003 because he had then been employed by Carriage for only a few months, and to recognize his contributions in 2003. Like the other grants, Mr. Saporito's award has a vesting schedule of 25% per year on the first through fourth anniversaries of the January 29, 2004 grant date, when our stock price was $4.66. The shares were issued under our 1995 Plan and are consequently registered on Form S-8, but unvested shares are held in escrow pending satisfaction of vesting requirements. In future years, the Committee intends to continue to use restricted stock awards as a means to incentivize our executive officers and other key members of the management team, and the proposed amendment to the 1996 Plan will help give us needed flexibility in this regard.

Compensation Policies for the Chief Executive Officer

        Melvin C. Payne has served as our Chief Executive Officer since Carriage was founded in 1991. He assumed the additional title of Chairman of the Board in December 1996. Mr. Payne took on the additional responsibilities as President at the end of 2000, in which capacity he has been effectively functioning as chief operating officer. Following the realignment of our funeral organization in the third quarter of 2003, Mr. Payne has also been leading our funeral operations.

        Under our charter, the Committee recommends compensation for the Chief Executive Officer for approval by the full Board. Mr. Payne's base salary was significantly increased in early 2000 to bring it more in line with market, but his base salary has increased by just 6.7% over the intervening four years. Nevertheless, at Mr. Payne's request, the Committee recommended that Mr. Payne's base salary remain unchanged at $400,000 per year. The Committee also undertook a review of Mr. Payne's performance in 2003, and based upon the objectives he achieved, the Committee felt that it was appropriate to award Mr. Payne a cash bonus of $190,000, or 48% of his base salary level, slightly less than Mr. Payne's cash bonus for the previous year.

                      Compensation Committee

                      Vincent D. Foster, Chairman
                      Stuart W. Stedman
                      Joe R. Davis

COMPARATIVE STOCKHOLDER RETURN

        The following graph compares on a cumulative basis the percentage change during the last five fiscal years in the total stockholder return on (i) our Common Stock, (ii) the Standard & Poor's 500 Stock Price Index, and (iii) a peer group index of the two other companies in the death care industry that were publicly traded throughout the entire five-year period (Service Corporation International and Stewart Enterprises, Inc.). This graph assumes that the value of an investment in our Common Stock and in each index was $100 on December 31, 1998. The returns for each company in the Peer Group are weighted according to its stock market capitalization for which a return is indicated.

Comparison of Stockholder return Among Carriage Services, Inc., the S&P 500 Index, and an Industry Peer Group

	Comparison of Stockholder Returns
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Carriage Services, Inc.	$100	$21	$6	$20	$15	$14
S&P 500 Index	$100	$120	$107	$93	$72	$90
Peer Group	$100	$21	$6	$18	$14	$19

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        At December 31, 2003, the members of the Compensation Committee were Vincent D. Foster, Chairman, Stuart W. Stedman and Joe R. Davis. No member of the Compensation Committee was an officer or employee of Carriage at any time during 2003.

        During 2003, no executive officer or employee of Carriage served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity,

one of whose executive officers served on the Compensation Committee of the Board of Directors; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors; or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of Carriage.

PROPOSAL NO. 2
AMENDMENT OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

Amendment to Increase Authorized Shares

        On February 17, 2004, the Board of Directors approved an amendment to the 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"), to increase the number of shares available for issuance thereunder from 1,000,000 to 2,000,000 shares. The amendment, a copy of which is attached as Appendix B, was made subject to approval by the stockholders at the Meeting.

        The Stock Purchase Plan was originally adopted on February 4, 1998 and was approved by the stockholders at the 1998 annual meeting. Its purpose is to provide employees of the Company and its subsidiaries with an opportunity to purchase shares of Common Stock at a discount from the prevailing market price through a payroll deduction system. The Stock Purchase Plan provides an incentive for employees to acquire or increase their ownership interest in the Company. Management believes that employee stock ownership is one of the guiding principles of the Company and is critical for the Company's success. The Stock Purchase Plan is open to all employees, including part-time employees. We believe that participation in the Stock Purchase Plan has been one of many components that has encouraged employees to view their contribution to the Company from the perspective of an owner.

        As of February 2004, a cumulative total of 848,000 shares had been purchased through the Stock Purchase Plan, leaving 152,000 shares remaining available for future issuance. The Board felt that the Stock Purchase Plan served many worthwhile purposes and should be continued, but its availability was estimated to reach the 1,000,000 level in 2004, four years before the Stock Purchase Plan is set to expire. The Board has therefore authorized the increase in availability to 2,000,000 shares to provide for ample opportunity for the Stock Purchase Plan to continue to function through its natural life.

        The affirmative vote of a majority of the voting power of the shares of capital stock present or represented by proxy at the Meeting will be required to approve this proposal. We recommend that you vote "FOR" this proposal to amend the 1997 Employee Stock Purchase Plan.

Summary of Employee Stock Purchase Plan

        The terms of the Stock Purchase Plan, after giving effect to the amendment described above, are summarized below:

        Shares available under the stock purchase plan.    Subject to adjustment as provided in the Stock Purchase Plan, the maximum number of shares of Common Stock that may be sold under the Stock Purchase Plan is 2,000,000.

        Eligibility.    All employees, including part-time employees, of the Company and those subsidiaries designated by the Board are eligible to participate in the Stock Purchase Plan. An eligible employee, however, may not participate (i) if the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company, taking into account any stock options and stock that may be purchased under the Stock Purchase Plan or (ii) if such option would permit the employee to purchase, under all stock purchase plans of the Company, Common Stock with a fair market value of more than $25,000 (determined at the time such options are granted) in any calendar year.

        Offering Periods; Purchase Periods.    The Stock Purchase Plan will be implemented by a series of one-year offering periods ("Offering Periods") starting on January 1 of each year. Each Offering Period will have four purchase periods ("Purchase Periods) of three months each, starting on January 1, April 1, July 1 and October 1. Employees are allowed to begin participating in the Stock Purchase Plan at the beginning of an Offering Period or at the beginning of a Purchase Period within an Offering Period.

        Participation Procedure.    An eligible employee may become a participant by completing a subscription agreement prior to the beginning of a Purchase Period. A participant may elect to have payroll deductions of between 1% and 15% of such participant's compensation on each payday, which is credited to the participant's account under the Stock Purchase Plan. No participant, however, may make payroll deductions during any year in excess of $21,250 nor may a participant purchase more than 5,000 shares of Common Stock during any Offering Period. On the last day of each Purchase Period, the amount in each participant's account is used to purchase shares of Common Stock.

        Purchase Price Of Shares.    The purchase price for the shares of Common Stock on any purchase date will be the lower of (i) 85% of the fair market value of a share of Common Stock on the beginning date of the annual Offering Period (or the beginning date of the first Purchase Period if the employee entered the Stock Purchase Plan after the beginning of the first Offering Period), or (ii) 85% of the fair market value of a share of Common Stock on the purchase date (i.e. last date of the Purchase Period); provided, however, that for any employee who becomes a participant after the beginning date of the Offering Period, the amount in clause (i) will be the higher of 85% of the fair market value of a share of Common Stock on the beginning date of the Offering Period or the beginning date of the first Purchase Period. The fair market value of a share of Common Stock on a given date will be determined by the Board based on the closing price of the Common Stock on the NYSE for such date as reported in The Wall Street Journal. If the Common Stock is not traded on such date, the price will be determined on the immediately preceding trading date on which there was a closing price.

        Delivery Of Shares To Participants.    Shares of Common Stock purchased with a participant's payroll deductions will issued to the participant as promptly as practicable after each purchase date. Delivery may be made by direct deposit into a book entry account or brokerage account in the name of the participant.

        Termination Of Employment.    Upon a participant's termination of employment for any reason including death or disability, participation in the Stock Purchase Plan ceases and all amounts credited to the participant's account will be immediately distributed to the participant or in the event of the participant's death, the participant's beneficiary.

        Voluntary Withdrawal.    A participant may voluntarily withdraw all contributions credited to his or her account at any time prior to two business days prior to the last day of a Purchase Period. Should a participant voluntarily withdraw during an Offering Period, the participant will not be eligible to participate in the Stock Purchase Plan until the next Offering Period.

        Transferability.    No interest in the Stock Purchase Plan or in payroll deductions credited to a participant's account may be transferred or assigned by a participant except by will or the laws of descent and distribution.

        Adjustments.    The maximum number of shares of Common Stock that may be issued under the Stock Purchase Plan are subject to adjustment in the event of stock dividends, stock splits, combinations or reclassification of shares, reverse stock splits, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration, provided that no adjustment will be made upon conversion of any convertible securities of the Company. In the event of a merger of the Company with another corporation, each option under the Stock Purchase Plan will be either assumed or substituted by the successor corporation, provided that the Board of Directors retains the sole discretion to shorten any Purchase Period in lieu of such assumption or substitution.

        Amendments.    The Stock Purchase Plan may be amended or terminated at any time by the Board, but no termination or amendment may adversely affects options previously granted. To the extent necessary for any amendments to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or under Section 423 of the Internal Revenue Code of 1986, the Company will obtain any shareholder approval so required.

        Administration.    The Stock Purchase Plan may be administered by the Board of Directors, or by a committee appointed by the Board. Currently, the Compensation Committee administers the Stock Purchase Plan. The Compensation Committee has the full power to adopt, amend and rescind any rules deemed desirable and appropriate to administer the Stock Purchase Plan.

PROPOSAL NO. 3
AMENDMENT OF THE 1996 STOCK OPTION PLAN

Amendment to Authorize Restricted Stock Grants

        The Board of Directors has approved a proposal to amend our 1996 Stock Option Plan to authorize the issuance of restricted stock grants thereunder. The Board of Directors' approval of this amendment to the 1996 Plan was subject to stockholder approval. The amendment is incorporated into a Second Amended and Restated 1996 Stock Incentive Plan (the "1996 Plan"), a copy of which is attached as Appendix C.

        The 1996 Plan was originally adopted on August 13, 1996. It was amended and restated on January 7, 1997, amended on February 4, 1998 and further amended on January 27, 1999. The Board adopted a Second Amended and Restated Plan on February 17, 2004. Although a number of cosmetic changes were made throughout the 1996 Plan (including the change of its name from "Stock Option Plan" to "Stock Incentive Plan"), the only substantive change is to add restricted stock grants as among the incentives which are authorized to be issued thereunder. Prior to the amendment, our only incentive plan that authorized restricted stock grants was the 1995 Stock Incentive Plan ("1995 Plan"), which in February 2004 had 70,000 shares remaining available for issuance. Rather than increase the number of shares available under the 1995 Plan, the Board elected to add this feature to the 1996 Plan, which had 307,000 shares available for issuance in February 2004. As a matter of compensation philosophy, particularly among the senior management team, we intend to place an increasing emphasis on restricted stock grants, rather than options. We issued 100,000 shares under a restricted stock grant in February 2004 (see "Restricted Stock Bonus Awards for 2003" on page 16 of this Proxy Statement), but did so under the 1995 Plan, rather than the 1996 Plan. Because of the greater availability of shares for future issuance under the 1996 Plan, we believe it best to have the flexibility to issue restricted stock grants under the 1996 Plan in the future.

        In January 2004, the Compensation Committee reviewed the four stock incentive plans, including the 1996 Plan, and recommended no increase in the number of shares in any of those plans. The Committee amended the Consultants Plan to decrease the number of shares available thereunder from 100,000 to 30,000 shares (which is not being submitted for stockholder approval, because decreases in share availability do not require submission to stockholders for approval), resulting in a net decrease among the four plans by 70,000 shares.

        The affirmative vote of a majority of the voting power of the shares of capital stock present or represented by Proxy at the Meeting will be required to approve this proposal. We recommend that you vote "FOR" this proposal to amend the 1996 Stock Option Plan.

Summary Description of the 1996 Plan

        The terms of the 1996 Plan, after giving effect to the amendment described above, are summarized below:

        Administration.    The 1996 Plan is administered by the Compensation Committee, which is constituted to permit the 1996 Plan to comply with Section 162(m) under the Code. The Compensation Committee has sole and complete authority and discretion to select participants and grant awards under the 1996 Plan; determine the terms and conditions upon which awards under the 1996 Plan are granted including any vesting schedule; and make all determinations deemed necessary or advisable for the administration of the 1996 Plan.

        Eligibility.    All employees (including officers and directors who are also employees) of Carriage and its subsidiaries are eligible to receive awards under the 1996 Plan, subject to approval of the Compensation Committee.

        Available Shares and Individual Award Limitations.    The maximum number of shares of Common Stock that may be issued under the 1996 Plan is 1,300,000 shares. The maximum number of shares of Common Stock that may be the subject of awards granted under the 1996 Plan to any one employee during any calendar year is 200,000 shares.

        Stock Options.    The 1996 Plan provides for the grant to eligible employees of incentive stock options under Section 422 of the Code and non-qualified stock options. The exercise price for any stock options are determined by the Compensation Committee and cannot be less than the fair market value on the date of grant. The fair market value of the Common Stock on any date means the closing price on such trading date as reported by the NYSE and published in The Wall Street Journal. The exercise price of an option granted under the 1996 Plan may be paid in cash, in shares of Common Stock (valued at fair market value at the date of exercise) or by a combination of such means of payment as may be determined by the Compensation Committee.

        Stock Appreciation Rights.    The 1996 Plan provides that stock appreciation rights may be granted to employees in conjunction with options. Stock appreciation rights give the holder, among other things, the right to a payment in an amount equal to the difference between the fair market value of the Common Stock at the date of exercise and the option exercise price. Such payment may be made, at the election of the holder (subject to the consent or disapproval of the Compensation Committee of any election to receive cash), in cash, in shares of Common Stock (valued at fair market value at the date of exercise), or by a combination thereof.

        Bonus Stock Awards.    The 1996 Plan, as amended, provides for the issuance of shares of Common Stock which may be subject to forfeiture under circumstances specified by the Compensation Committee at the time of the award of such shares ("bonus stock"). Pursuant to a bonus stock award, shares of Common Stock will be issued to the individual at the time the award is made without any payment to Carriage (other than any payment amount that may be determined by the Compensation Committee in its discretion), but such shares may be, if so specified by the Compensation Committee, subject to a vesting schedule, certain restrictions on the disposition thereof and certain obligations to forfeit such shares to Carriage, as determined in the discretion of the Compensation Committee. The Compensation Committee may provide that the restrictions on the transfer of bonus stock will lapse upon (i) the attainment of one or more performance targets established by the Compensation Committee that are based on (a) the price of a share of Common Stock, (b) Carriage's earnings per share, (c) Carriage's revenue, (d) the revenue of a business unit of Carriage designated by the Compensation Committee, (e) the return on stockholders' equity achieved by Carriage, or (f) Carriage's pre-tax cash flow from operations, (ii) the participant's continued employment with Carriage for a specified period of time, or (iii) a combination of any of the foregoing.

        Stock Splits and Capital Readjustments.    The 1996 Plan provides that the total number of shares covered by each award will be proportionately adjusted in the event of a stock split, reverse stock split, or other similar capital adjustment effected without the receipt of consideration by Carriage. Further, the total number of shares covered by the 1996 Plan, the exercise price per share under each option, the annual limitation on the number of shares that may be subject to awards granted to each employee, and any other matters deemed appropriate by the Compensation Committee, may be appropriately adjusted in event of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar transaction.

        Amendment.    The Compensation Committee may amend, modify or terminate the 1996 Plan at any time, but no amendment may be made without approval of the stockholders of Carriage which (i) increases the maximum aggregate number of shares of Common Stock which may be issued under the 1996 Plan, or (ii) changes the class of individuals who are eligible to receive awards under the 1996 Plan.

AUDIT COMMITTEE REPORT

        As members of the Audit Committee of the Board of Directors, we are responsible for helping to ensure the reliability of Carriage's financial statements. In keeping with this goal, the Audit Committee operates according to a written charter approved by the Board of Directors. A new charter was adopted in 2003 and amended this year. A copy of the amended charter is included as Appendix A.

Review and Discussions

        The Audit Committee has reviewed and discussed Carriage's audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard Nos. 61 and 90. Additionally, the Audit Committee has received the written disclosures and the letter from the independent auditors at KPMG LLP, as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence.

        In an effort to maintain the auditor's independence, the Audit Committee has considered whether KPMG LLP's rendering of non-audit services is compatible with maintaining its independence. We have concluded that the rendering of both audit and tax services does not result in a conflict, principally because of the value of the tax fees relative to the audit fees.

Change in Independent Auditors

        As disclosed in the Form 8-K Current Report, Carriage dismissed Arthur Andersen LLP as its principal auditor on May 20, 2002, and subsequently engaged KPMG LLP as its principal auditor.

        Arthur Andersen LLP reviewed the financial statements included in Carriage's Form 10-Q for the three months ended March 31, 2002. KPMG LLP audited the financial statements included in Carriage's Form 10-Ks as of and for the years ended December 31, 2002 and 2003, and reviewed the financial statements included in Carriage's Forms 10-Q for the periods ended June 30, 2002, September 30, 2002, March 31, 2003, June 30, 2003 and September 30, 2003.

Audit Fees

        The fees billed for services by KPMG LLP during 2002 and 2003 related to the financial statement audits and reviews of quarterly financial statements filed in the reports on Form 10-Q totaled $112,750 and $204,500, respectively.

        Arthur Andersen LLP billed Carriage $9,000 for their review of the financial statements included in Carriage's Form 10-Q for the three months ended March 30, 2002.

Selection for 2004

        The Audit Committee has reappointed KPMG LLP as the independent public accounting firm to audit our financial statements for the fiscal year ending December 31, 2004. Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit-Related Fees

        KPMG LLP did not bill Carriage for audit-related services during 2002 and 2003.

Tax Fees

        KPMG LLP billed Carriage $21,105 and $4,500 for state income tax consulting services during 2002 and 2003, respectively.

All Other Fees

        Prior to KPMG LLP's appointment as independent auditors of Carriage in 2002, KPMG LLP provided assistance to Carriage with respect to regulatory reporting and billed Carriage $102,805 for those services.

Pre-Approval Policy for Services of Independent Auditors

        As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors' independence. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Currently, the Audit Committee has preapproved state tax consulting services by KPMG LLP which, as previously stated, totaled $21,105 and $4,500 during 2002 and 2003, respectively. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

Recommendation to Include Audited Financial Statements in Annual Report

        Based on the Audit Committee's discussions with management and the independent accountants, and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, with the SEC.

                      Audit Committee

                      Vincent D. Foster, Chairman
                      Stuart W. Stedman
                      Ronald A. Erickson

OTHER BUSINESS

        Management does not intend to bring any other business before the Meeting and has not been informed that any other matters are to be presented at the meeting by others. If other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

STOCKHOLDER'S PROPOSALS

        Proposals of stockholders intended to be presented at the next annual meeting of stockholders and included in our proxy statement for that meeting, and which are otherwise eligible, must be received by the Secretary of Carriage (at the address indicated on the first page of this Proxy Statement) no later than December 1, 2004, to be included in Carriage's proxy material and form of proxy relating to that meeting. A stockholder proposal not intended to be included in Carriage's proxy statement but intended to be presented at Carriage's next annual meeting of stockholders will be considered untimely and not considered at that meeting if received by us after February 15, 2004.

ADDITIONAL INFORMATION

Annual Report

        The Annual Report to Stockholders for the year ended December 31, 2003 is being mailed to all stockholders entitled to vote at the Meeting. The Annual Report to Stockholders does not form any part of the proxy soliciting materials. Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC, are available without charge to stockholders through the Investor Relations Section of our website at http://www.carriageservices.com or upon request to Joseph Saporito, Senior Vice President and Secretary, Carriage Services, Inc., 1900 St. James Place, 4th Floor, Houston, Texas 77056.

Number of Proxy Statements and Annual Reports

        Only one copy of this Proxy Statement and the Annual Report accompanying this Proxy Statement will be mailed to stockholders who have the same address unless we receive a request that the stockholders with the same address are to receive separate Proxy Statements and Annual Reports. These additional copies will be supplied at no additional cost to the requesting stockholder.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT THEY BE REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                      By Order of the Board of Directors

                      Joseph Saporito
                       Senior Vice President, Chief
                      Financial Officer and Secretary

Houston, Texas
April 20, 2004

APPENDIX A

CARRIAGE SERVICES, INC.
(the "Company")
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
(Revised February 17, 2004)

I.    PURPOSE

        The Audit Committee is appointed by the Board to assist the Board in monitoring:

  (1)
  the integrity of the financial statements of the Company,

  (2)
  the independent auditor's qualifications and independence,

  (3)
  the performance of the Company's internal audit function and independent auditors, and

  (4)
  the compliance by the Company with legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

II.    COMMITTEE MEMBERSHIP

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Audit Committee members may be replaced by the Board.

        The members of the Audit Committee shall be appointed by the Board at the annual meeting of the Board following the annual meeting of stockholders and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification), and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditor and the independent auditor in separate executive sessions at least quarterly. Such executive sessions may (but need not) be combined with any executive sessions of the non-management members of the Board.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance. The Audit Committee, to the extent it deems necessary or appropriate to perform its duties, shall:

  A.    FINANCIAL STATEMENT AND DISCLOSURE MATTERS

        1.     Review and discuss with management and the independent auditor the annual audited financial statements and disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

        2.     Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

        3.     Discuss with management and the independent auditor and establish a separate system of reporting significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including Matters to be Communicated to the Audit Committee, any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and security, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

        4.     Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

        5.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

        6.     Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        7.     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

  (a)
  The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  (b)
  The management letter provided by the independent auditor and the Company's response to that letter.

  (c)
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

        8.     Review with the independent auditor and management the extent to which any changes or improvements in financial or accounting practices, recommended by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

        B.    OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

        1.     Review the experience and qualifications of the senior members of the independent auditor team.

        2.     Obtain and review a report from the independent auditor at least annually regarding:

  (a)
  the auditor's internal quality-control procedures,

  (b)
  any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

  (c)
  any steps taken to deal with any such issues, and

  (d)
  all relationships between the independent auditor and the Company

        3.     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

        4.     While not required, consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis. Also, consult with the auditor concerning rotation of its lead audit partner on a periodic basis.

        5.     Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

        6.     Discuss with the national office of, the independent auditor issues on which they were consulted by the Company's audit team and matters of audit, quality and consistency.

        7.     Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  C.    OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

        1.     Review the appointment and replacement of the senior internal auditing executive.

        2.     Review the significant reports to management prepared by the internal auditing department and management's responses.

        3.     Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  D.    COMPLIANCE OVERSIGHT RESPONSIBILITIES

        1.     Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

        2.     Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

        3.     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies. Review of employee complaints shall be conducted on a confidential basis and in a manner that preserves the anonymity of employee complaints submitted on an anonymous basis.

        4.     Discuss with the Company's general or regular counsel such legal matters that may have a material impact on the financial statements or the Company's compliance policies and corporate securities trading policies.

        5.     Perform any other activity consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

IV.    LIMITATION OF AUDIT COMMITTEE'S ROLE

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

CARRIAGE SERVICES, INC.

Amendment No. 1
to 1997 Employee Stock Purchase Plan
(Effective February 17, 2004)

        THIS AMENDMENT NO. 1 (this "Amendment") to the 1997 Employee Stock Purchase Plan (the "Plan"), of CARRIAGE SERVICES, INC., a Delaware corporation (the "Company"), adopted effective February 17, 2004;

        WHEREAS, the Company originally adopted the Plan effective December 31, 1997; and

        WHEREAS, the Board of Directors of the Company has proposed that the Plan be amended to increase the number of shares subject thereto, as hereafter described;

        NOW, THEREFORE, the Plan shall be amended as follows:

        1.     Defined Terms. Capitalized terms used but not defined herein shall have the meanings given such terms in the Plan.

        2.     Amendment. The first sentence of Section 12(a) of the Plan is hereby amended in its entirety so that, as amended, the first sentence of said Section 12(a) shall read as follows:

  "The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Two Million (2,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18."

        4.     Effectiveness of Amendment. The amendment to the Plan evidenced by this Amendment shall be effective as of February 17, 2004, provided that such amendment is approved by the stockholders of the Company on or before September 30, 2004.

        5.     Ratification. As amended hereby, the Plan in hereby ratified and confirmed.

B-1

APPENDIX C

CARRIAGE SERVICES, INC.

Second Amended and Restated
1996 Stock Incentive Plan
(Effective as of February 17, 2004)

I. Purpose of the Plan

        The CARRIAGE SERVICES, INC. SECOND AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby certain employees of CARRIAGE SERVICES, INC., a Delaware corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees ("Participants") certain awards ("Awards") involving shares of the common stock of the Company ("Stock"), as hereinafter set forth. Awards granted under the Plan may be either (i) incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options") or options which do not constitute Incentive Stock Options (in either case, "Options"), or (ii) Restricted Stock Awards described in Paragraph IX.

        The Plan was originally adopted effective August 13, 1996. It was amended and restated effective January 7, 1997, amended on February 4, 1998 and further amended effective January 27, 1999. The Plan as set forth herein constitutes a second amendment and restatement, effective as of the date of the adoption of this amendment and restatement (the "Restatement Effective Date") by the Board of Directors of the Company (the "Board"), of the Plan as previously adopted by the Company, and shall supersede and replace in its entirety such prior plan. Among other things, the name of the Plan is hereby being changed from "1996 Stock Option Plan" to "1996 Stock Incentive Plan."

II. Administration

        The Plan shall be administered by a committee (the "Committee") of, and appointed by, the Board, which shall be composed solely of two or more "outside directors" within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder. The Committee shall have sole authority to select the Participants from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Award; provided, however, that, not withstanding any provision in the Plan to the contrary, the maximum number of shares that may be subject to Awards granted under the Plan to an individual Participant during any calendar year may not exceed 200,000 (subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Awards that are canceled or repriced. In selecting the Participants from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Award, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Participants, in establishing the number of shares which may be issued under each Award and in construing the provisions of the Plan shall be final.

III. Option Agreements

        (a)   Each Option shall be evidenced by a written agreement between the Company and the Participant ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Participant shall be permitted, or (ii) to approve an election by an Participant, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide or the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus ash if necessary) having a fair market value equal to such option price.

        (b)   For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the high and low sales prices of the Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the fair market value of a share of Stock on the date of an initial public offering of Stock shall be the offering price under such initial public offering.

        (c)   Each Incentive Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), as amended, or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative. Each Option that does not constitute an Incentive Stock Option and all rights granted thereunder shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or (iii) with the consent of the Committee.

IV. Eligibility of Participant

        Awards may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Award is granted. Awards may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subs diary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

V. Shares Subject to the Plan

        The aggregate number of shares which may be issued under Awards granted under the Plan shall not exceed 1,300,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3, as defined in Paragraph XI(b) below. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Awards then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

VI. Option Price

        The purchase price of Stock issued under each Option shall be determined by the Committee, but such purchase price shall not be less than the fair market value of Stock subject to the Option on the date the Option is granted.

VI. Term of Plan

        The Plan originally became effective on July 18, 1996. This second amendment and restatement of the Plan shall become effective upon the Restatement Effective Date, provided that this second amendment and restatement of the plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Except with respect to Options then outstanding, if not sooner terminated under the provisions Paragraph X, the Plan shall terminate upon and no further Awards shall be granted after July 18, 2006. Notwithstanding any provision herein to the contrary, if this second amendment and restatement of the Plan is not approved by the stockholders of the Company within twelve months after the Restatement Effective Date, then any Restricted Stock Awards granted under Paragraph IX on or after the Restatement Effective Date shall be void and canceled in their entirety.

VIII. Recapitalization or Reorganization

        (a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (b)   The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

        (c)   If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges, or agrees to sell, lease or exchange, all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (a) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall act to effect one or more of the following alternatives, which may vary among individual Participants and which may vary among Options held by any individual Participant: (1) accelerate the time at which Options then outstanding may be exercised so that such Option; may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share equal to the excess if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation for sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Participant had been the holder of record of the number of shares of Stock then covered by such Option.

        (d)   For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

        (e)   Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required stockholder action.

        (f)    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

IX. Restricted Stock Awards

        (a)   The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any Participant shares of Stock ("Restricted Stock Award") for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.

        (b)   The grant of a Restricted Stock Award shall be evidenced by a written Restricted Stock Agreement ("Award Agreement"), executed by the Company and the recipient of a Restricted Stock Award, in such form as the Committee may from time to time determine, providing for the terms of such grant, including time-based restrictions on vesting; restrictions on the transfer of such Stock; restrictions based upon the achievement of specific performance goals; a requirement that Participants pay a stipulated purchase price for each share; restrictions under applicable Federal and state securities laws; or other matters. Specifically, the Committee may provide that the restrictions on the transfer of such Stock shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, or (6) the Company's pre-tax cash flow from operations, (ii) the Participant's continued employment with the Company for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) above. The Committee may designate whether an Restricted Stock Award is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Restricted Stock Award designated to be "performance-based compensation" shall be conditioned on the achievement of one or more performance goals to the extent required by Section 162(m). The Restrictions of Restricted Stock Awards need not be the same with respect to each Participant.

        (c)   Any Award Agreement providing for the issuance of a Restricted Stock Award to any person who, at the time of grant, is a person described in Section 16(a) under the Securities Exchange Act of 1934 shall provide that such Stock cannot be resold for a period of six months following the grant of such Award.

        (d)   During the period (the "Restriction Period") during which any restrictions imposed by the Committee on a Restricted Stock Award remain in place, Stock may not be sold, assigned, transferred, or otherwise disposed of, or mortgaged, pledged, or otherwise encumbered. In order to enforce the limitations imposed upon Restricted Stock Awards, the Committee may (i) cause a legend or legends to be placed on any certificate relating to such Award and/or (ii) issue stop transfer instructions, as it deems necessary or appropriate. Unless otherwise determined by the Committee, whether in an Award Agreement or otherwise, if a Participant leaves the employment of the Company prior to the end of the Restriction Period, any portion of the Restricted Stock Award still subject to restriction shall terminate and be forfeited by the Participant and shall be returned immediately to the Company. Upon any forfeiture, all rights of the Participant with respect to the forfeited shares of Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company except to repay any purchase price per share paid by the Participant for the shares forfeited.

        (e)   The Committee shall, in its discretion, at the time of the grant of the Restricted Stock Award, provide that any dividends declared on the Stock during the Restriction period shall either be (i) paid to the Participant or (ii) accumulate for the benefit of the Participant and paid to the Participant only after expiration of the Restriction Period. Unless otherwise determined by the Committee, Participants who hold Restricted Stock Awards shall have the right to vote such shares as the record owner thereof.

        (f)    The Committee may require a Participant to enter into an escrow agreement providing that the certificates representing the Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or expire. At the end of the Restriction Period, a certificate representing the number of shares to which the Participant is entitled shall be delivered to the Participant free and clear of restrictions.

X. Amendment or Termination of the Plan

        The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Award theretofore granted may be made which would impair the rights of the Participant without the consent of such Participant; and provided, further, that the Board may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan or change the class of individuals eligible to receive Awards under the Plan without the approval of the stockholders of the Company.

XI. Securities Laws

        (a)   The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the offering of the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

        (b)   It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of 1934 Act meet all of the requirements of Rule 16b-3 promulgated under the 1934 Act, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"). If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

CARRIAGE SERVICES, INC.

Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting of Stockholders on May 18, 2004

        The undersigned, hereby revoking all prior proxies, hereby appoints Melvin C. Payne and Joseph Saporito, and each of them, his true and lawful proxies, with full and several power of substitution, to vote all the shares of Common Stock of CARRIAGE SERVICES, INC. standing in the name of the undersigned, at the Annual Meeting of Stockholders of CARRIAGE SERVICES, INC. to be held on May 18, 2004 and at any adjournment(s) thereof, on all matters coming before said meeting.

        The Board of Directors recommends a vote FOR each of the proposals as stated on the reverse side of this proxy card and, unless a contrary choice is specified, this proxy will be voted FOR each of such proposals.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CARRIAGE SERVICES, INC.

May 18, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/    Please detach along perforated line and mail in the envelope provided.    \*/
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

						FOR	AGAINST	ABSTAIN
1.	ELECTION OF TWO CLASS II DIRECTORS for a three-year term ending at the 2007 Annual Meeting of Stockholders.			2.	Amend 1997 Employee Stock Purchase Plan to increase shares available to 2,000,000.	☐	☐	☐
		NOMINEES
☐	FOR ALL NOMINEES	O	Vincent D. Foster	3.	Amend 1996 Stock Option Plan to authorize restricted stock grants.	☐	☐	☐
		O	Mark F. Wilson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			4.	In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment(s) thereof.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

TABLE OF CONTENTS
GENERAL INFORMATION
RECORD DATE AND VOTING SECURITIES
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARATIVE STOCKHOLDER RETURN
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PROPOSAL NO. 2 AMENDMENT OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 3 AMENDMENT OF THE 1996 STOCK OPTION PLAN
AUDIT COMMITTEE REPORT
OTHER BUSINESS
STOCKHOLDER'S PROPOSALS
ADDITIONAL INFORMATION
Amendment No. 1 to 1997 Employee Stock Purchase Plan (Effective February 17, 2004)
Second Amended and Restated 1996 Stock Incentive Plan (Effective as of February 17, 2004)